UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   February 21, 2011

CHINA WIND SYSTEMS, INC.

(Exact name of registrant as specified in Charter)

Delaware	001-34591	74-2235008
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No. 9 Yanyu Middle Road
Qianzhou Village, Huishan District, Wuxi City
Jiangsu Province, People’s Republic of China

 (Address of Principal Executive Offices)

(86) 510-8338-6339

 (Registrant’s Telephone number)

Copies to:
Asher S. Levitsky PC
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 981-6767
Fax: (212) 930 – 9725
E-mail: alevitsky@srff.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On February 21, 2011, the board of directors of China Wind Systems, Inc. (the “Company”) reconstituted the committees of the board in order that each independent director can serve on at least two committees.  Effective March 1, 2011, the audit committee shall be composed of Drew Bernstein (chair), Megan Penick and Xi Liu; the compensation committee shall be composed of Tianxiang Zhou (chair), Drew Bernstein and Megan Penick and the nominating committee shall be composed of Xi Liu (chair), Drew Bernstein and Tianxiang Zhou.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2011	China Wind Systems, Inc.

By:	/s/ Jianhua Wu
Jianhua Wu
Chief Executive Officer